FORM 8-K

                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)    April 11, 2000
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                        Micro Component Technology, Inc.
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             (Exact name of registrant as specified in its charter)



         MN                        0-22384                   41-0985960
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(State or other jurisdiction    (Commission                 (IRS Employer
      of incorporation)         File Number)              Identification No.)


2340 West County Road C, St. Paul, Minnesota                55113-2528
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(Address of principal executive offices)                     (Zip Code)


         Registrant's telephone number, including area code  (651) 697-4000
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          (Former name or former address, if changed since last report)

                          ITEM 8. CHANGE IN FISCAL YEAR

         On April 11, 2000, the Board of Directors of the registrant determined to change its fiscal year to a year ending on December 31, effective December 31, 1999. The registrant will be filing a report on Form 10-K with respect to the short fiscal year created by this change no later than July 11, 2000. The Company's interim thirteen-week quarters will end on a Saturday, with the first quarter of fiscal year 2000 ended on April 1, 2000.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                                  April 18, 2000

MICRO COMPONENT TECHNOLOGY, INC.



By:      /s/ Jeffrey S. Mathiesen
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         Jeffrey S. Mathiesen, Vice President and
         Chief Financial Officer